Exhibit H(10)

Executive Summary Letter

February 1, 2024

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Attn: Fund Administration Department

Ladies and Gentlemen:

Reference is made to the Sub-Administration Agreement between us dated as of April 1, 2014, including Appendix A, as amended (the “Agreement”).

Pursuant to the Agreement, this letter is to provide written notice of the addition of three funds. The additional funds are as follows: MassMutual Clinton Limited Term Municipal Fund, MassMutual Clinton Municipal Fund, and MassMutual Clinton Municipal Credit Opportunities Fund.

In accordance with the appointment provision of Section 1 of the Agreement, effective February 1, 2024, Appendix A to the Agreement is amended and restated in its entirety and replaced with a new Appendix A annexed hereto.

Please indicate your acceptance of the foregoing by executing two copies of this letter, returning one to MML Investment Advisers, LLC and retaining one copy for your records.

Very truly yours,

MML Investment Advisers, LLC

By:	/s/ Douglas Steele
Name:	Douglas Steele
Title:	Vice President

Accepted:

MassMutual Select Funds

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

Accepted:

MassMutual Premier Funds

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

Accepted:

MASSMUTUAL ADVANTAGE FUNDS

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

Accepted:

MML Series Investment Fund

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

Accepted:

MML Series Investment Fund II

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Peter Thurmond
Name:	Peter Thurmond
Title:	Senior Vice President

Appendix A

MassMutual Select Funds

Portfolios

MassMutual Blue Chip Growth Fund

MassMutual Diversified Value Fund

MassMutual Equity Opportunities Fund

MassMutual Fundamental Growth Fund

MassMutual Fundamental Value Fund

MassMutual Growth Opportunities Fund

MassMutual Mid Cap Growth Fund

MassMutual Mid Cap Value Fund

MassMutual Overseas Fund

MassMutual Small Cap Growth Equity Fund

MassMutual Small Cap Value Equity Fund

MassMutual Small Company Value Fund

MassMutual Strategic Bond Fund

MassMutual Total Return Bond Fund

MM S&P 500® Index Fund

MassMutual 20/80 Allocation Fund

MassMutual 40/60 Allocation Fund

MassMutual 60/40 Allocation Fund

MassMutual 80/20 Allocation Fund

MassMutual RetireSMARTSM by JP Morgan 2020 Fund

MassMutual RetireSMARTSM by JP Morgan 2025 Fund

MassMutual RetireSMARTSM by JP Morgan 2030 Fund

MassMutual RetireSMARTSM by JP Morgan 2035 Fund

MassMutual RetireSMARTSM by JP Morgan 2040 Fund

MassMutual RetireSMARTSM by JP Morgan 2045 Fund

MassMutual RetireSMARTSM by JP Morgan 2050 Fund

MassMutual RetireSMARTSM by JP Morgan 2055 Fund

MassMutual RetireSMARTSM by JP Morgan 2060 Fund

MassMutual RetireSMARTSM by JP Morgan 2065 Fund

MassMutual RetireSMARTSM by JP Morgan In Retirement Fund

MM Equity Asset Fund

MassMutual Select T. Rowe Price Retirement 2005 Fund

MassMutual Select T. Rowe Price Retirement 2010 Fund

MassMutual Select T. Rowe Price Retirement 2015 Fund

MassMutual Select T. Rowe Price Retirement 2020 Fund

MassMutual Select T. Rowe Price Retirement 2025 Fund

MassMutual Select T. Rowe Price Retirement 2030 Fund

MassMutual Select T. Rowe Price Retirement 2035 Fund

MassMutual Select T. Rowe Price Retirement 2040 Fund

MassMutual Select T. Rowe Price Retirement 2045 Fund

MassMutual Select T. Rowe Price Retirement 2050 Fund

MassMutual Select T. Rowe Price Retirement 2055 Fund

MassMutual Select T. Rowe Price Retirement 2060 Fund

MassMutual Select T. Rowe Price Retirement 2065 Fund

MassMutual Select T. Rowe Price Retirement Balanced Fund

MassMutual Select T. Rowe Price Bond Asset Fund

MassMutual Select T. Rowe Price Emerging Markets Bond Fund

MassMutual Select T. Rowe Price International Equity Fund

MassMutual Select T. Rowe Price Large Cap Blend Fund

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund

MassMutual Select T. Rowe Price Real Assets Fund

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund

MassMutual Premier Funds

Portfolios

MassMutual Balanced Fund

MassMutual Core Bond Fund

MassMutual Disciplined Growth Fund

MassMutual Disciplined Value Fund

MassMutual Diversified Bond Fund

MassMutual Global Fund

MassMutual High Yield Fund

MassMutual Inflation-Protected and Income Fund

MassMutual International Equity Fund

MassMutual Main Street Fund

MassMutual Short-Duration Bond Fund

MassMutual Small Cap Opportunities Fund

MassMutual Strategic Emerging Markets Fund

MassMutual U.S. Government Money Market Fund

MassMutual Advantage Funds

Portfolios

MassMutual Clinton Limited Term Municipal Fund

MassMutual Clinton Municipal Fund

MassMutual Clinton Municipal Credit Opportunities Fund

MassMutual Emerging Markets Debt Blended Total Return Fund

MassMutual Global Credit Income Opportunities Fund

MassMutual Global Emerging Markets Equity Fund

MassMutual Global Floating Rate Fund

MML Series Investment Fund

Portfolios

MML Aggressive Allocation Fund

MML American Funds Core Allocation Fund

MML American Funds Growth Fund

MML Balanced Allocation Fund

MML Blue Chip Growth Fund

MML Conservative Allocation Fund

MML Equity Income Fund

MML Equity Index Fund

MML Focused Equity Fund

MML Foreign Fund

MML Fundamental Equity Fund

MML Fundamental Value Fund

MML Global Fund

MML Growth Allocation Fund

MML Income & Growth Fund

MML International Equity Fund

MML Large Cap Growth Fund

MML Managed Volatility Fund

MML Mid Cap Growth Fund

MML Mid Cap Value Fund

MML Moderate Allocation Fund

MML Small Cap Growth Equity Fund

MML Small Company Value Fund

MML Small/Mid Cap Value Fund

MML Sustainable Equity Fund

MML Total Return Bond Fund

MML Series Investment Fund II

Portfolios

MML Blend Fund

MML Dynamic Bond Fund

MML Equity Fund

MML Equity Rotation Fund

MML High Yield Fund

MML Inflation-Protected and Income Fund

MML iShares® 60/40 Allocation Fund

MML iShares® 80/20 Allocation Fund

MML Managed Bond Fund

MML Short-Duration Bond Fund

MML Small Cap Equity Fund

MML Strategic Emerging Markets Fund

MML U.S. Government Money Market Fund